SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                 Current Report Under to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  November 16, 1999
                        Commission File Number:  0-14096


                             FORELAND CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                  Nevada                            87-0422812
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     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



          12596 W. Bayaud Avenue
      Suite 300, Lakewood, Colorado                   80228
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     (Address of Principal Executive Offices)       (Zip Code)


              Registrant's Telephone Number, including Area Code:
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                               (303) 988-3122


                                    N/A
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      (Former name, former address, and formal fiscal year, if changed since last report)

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                                ITEM 5.  OTHER EVENTS

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     Foreland Corporation announced on November 16, 1999, that it had agreed to surrender voluntarily the assets securing its principal indebtedness with a current outstanding balance of approximately $13.5 million. The Foreland assets to be conveyed consist of Foreland's Eagle Springs Field and other producing properties, its refining and marketing operations, its transportation company, a principal exploration prospect, and related database.

     Foreland will cooperate in the foreclosure litigation to complete the conveyances.

     The surrender does not include the balance of Foreland's Nevada oil exploration database that it has accumulated during the past approximately 15 years on other exploration prospects. In addition, Foreland has retained for six months the right to participate at a 50% interest in drilling ventures on the principal exploration prospect in agreed circumstances. Foreland will immediately seek additional capital in order to satisfy obligations to other creditors, meet ongoing general and administrative expenses, and continue its Nevada exploration program on its retained prospects.

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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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     (a)  Financial statements of businesses acquired.  None

     (b)  Pro forma financial information.  None

     (c)  Exhibits.  The following exhibit is included as part of this report:


            SEC
Exhibit  Reference
Number    Number                Title of Document                   Location
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Item 10.  Material Contracts
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 10.01     10     Voluntary Surrender Agreement dated November  This Filing
                   15, 1999 by and between Foreland
                   Corporation, its subsidiaries, and Energy
                   Income Fund, L.P.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 18, 1999

                                          FORELAND CORPORATION



                                          By  /s/ Bruce C. Decker
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                                               Bruce C. Decker, Vice-President